Dreyfus
BASIC Municipal
Bond Portfolio

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                        Dreyfus BASIC Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Bond Portfolio, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice more during the reporting period, for a total interest-rate increase of 1.00 percentage point since late June 1999, before the current reporting period began. Higher interest rates led to erosion of municipal bond prices.

Municipal bonds were also adversely affected by supply-and-demand considerations. These technical influences have recently caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC Municipal Bond Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform during the period?

For the six-month period ended February 29, 2000, the portfolio achieved a -1.54% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average return was -1.31% for the same period.(2)

We attribute the portfolio' s negative return over the six-month period to a rising interest-rate environment, which caused most municipal bond prices to decline. The portfolio' s relative underperformance is primarily the result of our security selection strategy, which was designed to position the portfolio for the future by potentially taking advantage of perceived attractive values created during the municipal market's decline.

What is the portfolio's investment approach?

The portfolio' s goal is a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only
look   for   bonds   that   we   expect   to   provide   highly

                                                                  The  Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio' s performance was hurt by a difficult investment environment during the reporting period, which included rising interest rates and a fall-off in demand from institutional investors.

When the reporting period began, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice more during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented last summer, before the current reporting period began.

Municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. As a result, municipal bonds are currently offering tax-exempt yields that compare very favorably with the taxable yields on comparable term U.S. Treasury securities, after adjusting for taxes. Of course, there can be no guarantee that municipals will continue to offer competitive relative after-tax yields in the future.

What is the portfolio's current strategy?

We have continued to employ our strategy of selecting out-of-favor bonds that we believe will provide high levels of current income as well as the potential for capital appreciation when the investment environment changes and these bonds return to favor. Indeed, toward the end of the six-month reporting period, the portfolio began to see positive results from this strategy when previously out-of-favor bonds participated in a market-wide rally. Municipal bond investors were evidently encouraged by comments from Federal Reserve Board Chairman Alan Greenspan, which were interpreted as implying that the nation's central bank may need only a few additional interest-rate increases to reduce inflationary pressures.

During the reporting period, new purchases focused primarily on bonds selling at a deep discount to their face values. While deep-discount bonds potentially can fall faster than other tax-exempt bonds in declining markets (which can occur due to interest-rate increases and a variety of other factors), they also potentially can appreciate faster in rising markets.

In addition, we have continued to maintain the portfolio's average duration -- a measure of sensitivity to changing interest rates -- toward the long end of its range. We manage the portfolio's average duration based on where we find the most attractive values at any point in time. We prefer not to forecast interest rates, focusing instead on bond structure analysis. Using this approach, we recently have found the most attractive values in the 10- to 20-year maturity range, and have structured the portfolio accordingly. Of course, as conditions change so may the portfolio's maturity structure.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                       The Portfolio

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.3%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.0%

Alabama Private Colleges and Universities
   Facilities Authority, Revenue
  (Tuskegee University Project)

   5.75%, 9/1/2026                                                                            1,460,000               1,358,048

Alabama Water Pollution Control Authority,
   Revolving Fund Loan

   6.25%, 8/15/2014 (Insured; AMBAC)                                                            750,000                 762,757

ARIZONA--.9%

Tempe, GO 4%, 7/1/2016                                                                        2,500,000               1,953,975

CALIFORNIA--7.6%

California Community College Financing Authority, LR

   4.625%, 10/1/2019 (Insured; MBIA)                                                          4,000,000               3,352,800

Culver City Redevelopment Finance Authority,
   Revenue 4.60%, 11/1/2020 (Insured; AMBAC)                                                  3,500,000               2,902,305

Kings River Conservation District,
   Pine Flat Power Revenue

   4.75%, 1/1/2020                                                                            5,250,000               4,464,600

Los Angeles County, COP
   (Disney Parking Referendum Project)

   4.75%, 3/1/2023 (Insured; AMBAC)                                                           2,000,000               1,671,700

San Mateo County, JT Powers Authority, LR

   4.75%, 7/15/2023                                                                           2,000,000               1,673,520

Walnut Valley, Unified School District
   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000               1,861,228

COLORADO--4.4%

Colorado Springs, Utility Revenue 6.75%, 11/15/2021    500,000  524,870

Denver City and County, Airport Revenue

   7%, 11/15/2025                                                                               820,000                 824,453

Jefferson County, Open Space Sales Tax Revenue

   4.625%, 11/01/2016                                                                         6,900,000               5,885,631

Lakewood, COP 4.75%, 12/1/2012 (Insured; MBIA)                                                2,240,000               2,017,680

FLORIDA--11.4%

Florida State Board of Education Capital Outlay (Public Education):

   4.50%, 6/1/2018 (Insured; MBIA)                                                            1,250,000                1,032,100

   4.50%, 6/1/2020(Insured; MBIA)                                                             7,625,000                6,197,447

   4.50%, 6/1/2021                                                                            3,000,000                2,409,390

   4.50%, 6/1/2022 (Insured; FSA)                                                             5,810,000                4,640,621

Florida State Municipal Loan Council Revenue
   4.75%, 4/1/2019 (Insured; MBIA).                                                           3,990,000                3,409,256

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,008,720


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County, Solid Waste IDR
  (Osceola Power Limited Partnership)

   6.85%, 1/1/2014                                                                              200,000  (a)             108,000

Polk County Industrial Development Authority, IDR
   (IMC Fertilizer)

   7.525%, 1/1/2015                                                                           5,000,000                5,137,800

GEORGIA--1.4%

Municipal Electric Authority of Georgia (Project One)
   4.50%, 1/1/2019 (Insured; MBIA)                                                            3,650,000                2,929,271

HAWAII--.6%

Hawaii, COP (Kapolei State Office Building)
   4.80%. 5/1/2012 (Insured; AMBAC)                                                           1,500,000                1,340,820

ILLINOIS--.7%

Illinois Development Finance Authority, Revenue
   (Steppenwolf Theatre Company) 5.50%, 10/1/2028                                             1,500,000                1,342,860

KANSAS--1.3%

Johnson County Union School District No. 512 ( Shawnee Mission)

   4.50%, 10/1/2019                                                                           2,370,000                1,929,299

Wyandotte County Unified Government,
   Utility Systems Revenue

   4.75%, 9/1/2018                                                                            1,000,000                  854,940

KENTUCKY--1.3%

Lexington-Fayette Urban County Government
  (County Detention Center)

   4.75%, 5/1/2020                                                                            1,965,000                1,656,357

Trimble County, PCR (Louisville Gas and Electric Co.)
   7.625%, 11/1/2020                                                                          1,000,000                1,036,420

LOUISIANA--1.1%

Louisiana Stadium and Expo District,
  Hotel Occupancy Tax and Stadium Revenue

   4.75%, 7/1/2021 (Insured; FGIC)                                                            2,850,000                2,362,907

MAINE--2.7%

Maine Health and Higher Educational
  Facilities Authority, Revenue

   4.625%, 7/1/2015 (Insured; MBIA)                                                           3,370,000                2,889,607

Maine Turnpike Authority, Special Obligation

   5%, 7/1/2018 (Insured;MBIA)                                                                3,105,000                2,770,188

MARYLAND--1.3%

Maryland State Health and Higher Educational
  Facilities Authority, Revenue

   (Doctors Community Hospital) 5.50%, 7/1/2024                                               3,500,000                2,693,075

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--3.6%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000                 2,233,546

Massachusetts Health and Educational
  Facilities Authority, Revenue:

      (Mount Auburn Hospital Issue)
         6.30%, 8/15/2024 (Insured; MBIA)                                                       750,000                   756,015

      (University of Massachusetts Memorial Issue)
         4.70%, 7/1/2011 (Insured; AMBAC)                                                     1,000,000                   899,050

Massachusetts Housing Finance Agency,
   SFHR 7.125%, 6/1/2025                                                                        465,000                   477,323

Massachusetts Industrial Finance Agency, Health Care
   Facility Revenue (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                   908,500

Plymouth County, COP (Correctional Facility Project)

   4.70%, 4/1/2011 (Insured; AMBAC)                                                           1,570,000                 1,443,756

Taunton 4.75%, 5/1/2017 (Insured; FSA)                                                        1,000,000                   858,900

MICHIGAN--5.8%

Detroit 5%, 4/1/2014 (Insured; MBIA)                                                            800,000                   739,280

Fenton Area Public School 4.70%, 5/1/2013 (Insured; FGIC)                                     1,865,000                 1,660,148

Hazel Park Building Authority (Ice Arena)
   4.625%, 4/1/2019 (Insured; AMBAC)                                                          1,600,000                 1,330,368

Kalamazoo Hospital Finance Authority, Hospital Facility Revenue

   (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)                                   1,000,000                 1,061,630

Michigan Building Authority, Revenue (Facilities Program)

   4.75%, 10/15/2021                                                                          4,355,000                 3,610,382

Michigan Municipal Bond Authority
   (Local Government Loan Program)

   6.125%, 12/1/2018 (Insured; FGIC)                                                            750,000                   761,918

Plymouth-Canton Community School District:

   4.75%, 5/1/2021                                                                            1,365,000                 1,133,987

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000                 1,912,770

MINNESOTA--1.4%

Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022  205,000  209,805

Minneapolis and Saint Paul Housing and
  Redevelopment Authority, Health Care System Revenue

   (Healthspan) 4.75%, 11/15/2018 (Insured; AMBAC)                                            3,300,000                 2,805,000

MISSISSIPPI--2.0%

Mississippi (Capital Improvements)
   4.50%, 11/1/2017 (Insured; FGIC)                                                           5,000,000                 4,125,150

MISSOURI--2.2%

Cape Girardeau County Industrial Development Authority, MFHR

   (Cape La Croix) 6.40%, 6/20/2031                                                           1,245,000                 1,268,916


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Missouri State Environmental Improvement and Energy Resource Authority,
  Water Pollution Control Revenue

   (State Revolving Funds Program) 4.50%, 1/1/2017                                            3,965,000                 3,312,004

NEVADA--1.9%

Clark County IDR (Nevada Power Co. Project):

   7.20%, 10/1/2022                                                                             250,000                  261,060

   5.60%, 10/1/2030                                                                           2,000,000                1,634,720

   5.90%, 10/1/2030                                                                           2,500,000                2,143,750

NEW HAMPSHIRE--.8%

New Hampshire Higher Educational and
  Health Facilities Authority, HR

   (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                            1,525,000                1,360,864

New Hampshire Housing Finance Authority 6.85%, 7/1/2014                                         215,000                  219,504

NEW JERSEY--4.5%

New Jersey GO, 4.75%, 8/1/2015                                                                7,000,000                6,208,090

New Jersey Housing and Mortgage Finance Agency,
  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              500,000                  517,685

New Jersey Transportation Trust Fund Authority

   (Transportation System) 4.50%, 6/15/2019 (Insured; FSA)                                    1,965,000                1,610,141

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000                1,066,320

NEW YORK--1.8%

Long Island Power Authority, Electric System General Revenue

   4.625%, 4/1/2016 (Insured; MBIA)                                                           3,395,000                2,890,775

New York City Transitional Finance Authority
   (Future Secured Tax)

   4.75%, 11/15/2016 (Insured; FGIC)                                                          1,000,000                  867,720

NORTH DAKOTA--1.5%

North Dakota State Municipal Bond Bank
   (State Revolving Fund Program) 4.625%, 10/1/2019                                           3,920,000                3,221,260

OHIO--1.0%

Hamilton County, Hospital Facilities Revenue
   (Bethesda Hospital) 6.25%, 1/1/2012                                                        1,000,000                1,022,670

Lorain, Hospital Improvement Revenue
   (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,060,790

OREGON--.5%

Oregon Housing and Community Services Department,
  SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              905,000                  925,462

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--19.2%

Allegheny County Hospital Development Authority, Revenue:

   (Health System--Catholic Health East)
      4.875%, 11/15/2015 (Insured; AMBAC)                                                       950,000                  826,842

   (Health System--University of Pennsylvania Medical Center)
      4.75%, 12/15/2016 (Insured; AMBAC).                                                     6,000,000                5,074,500

Bulter Area School District 4.75%, 10/1/2022                                                  4,000,000                3,297,720

Delaware County, Pennsylvania Authority
   Health Systems, Revenue

   (Catholic Health East) 4.875%, 11/15/2015
   (Insured; AMBAC)                                                                           1,550,000                1,349,058

Dauphin County General Authority, Office and
   Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,766,860

Harrisburg Authority, Office and Packaging Revenue
    6%, 5/1/2019                                                                              1,000,000                  910,410

Montgomery County Higher Education and Health Authority,
   Revenue ( Philadelphia Geriatric Center)

   7.25%, 12/1/2027                                                                           1,625,000                1,523,844

Northhampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000                  253,528

Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC)                                               1,470,000                1,310,931

Pennsylvania Economic Development Financing Authority

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                2,952,330

Pennsylvania Housing Finance Agency,
   Single Family Mortgage 6.75%, 4/1/2016                                                     2,700,000                2,734,641

Philadelphia, Gas Works Revenue:

   5%, 7/1/2018 (Insured; FSA)                                                                3,440,000                3,044,538

   6.37%, 7/1/2026 (Insured; CMAC)                                                            2,685,000                2,735,048

Philadelphia Higher Educational Facilities Authority, Revenue

   (State System Higher Education)
   5%, 6/15/2019 (Insured; AMBAC)                                                             3,000,000                2,645,490

Philadelphia Hospitals and Higher Education
   Facilities Authority, HR

   (Temple University Hospital) 6.625%, 11/15/2023                                            7,925,000                7,225,619

Washington County Industrial Development Authority,
   PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,562,725

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.
  (Homeownership Opportunity)

   6.50%, 4/1/2027                                                                              200,000                  203,386


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.7%

Charleston County, Revenue (Alliance Health Services)

   4.60%, 8/15/2011 (Insured; FSA)                                                            2,000,000                1,780,200

Florence County, HR (McLeod Regional Medical Center Project)

   4.90%, 11/1/2014 (Insured; MBIA)                                                           2,000,000                1,779,480

TENNESSEE--1.1%

Maury County Industrial Development Board,
  PCR (Saturn Corp. Project)

   6.50%, 9/1/2024                                                                            1,000,000                  997,560

Sullivan County Industrial Board, Revenue 6.35%, 7/20/2027                                    1,000,000                1,010,460

Tennessee Housing Development Agency,
   Mortgage Finance 6.90%, 7/1/2025                                                             250,000                  255,488

TEXAS--6.8%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000                  508,460

Brazos River Authority, Revenue
   (Houston Industries Inc. Project) 5.125%, 5/1/2019                                         1,750,000                1,557,973

Crosby Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  593,367

Frisco Independent School District
   (Permanent School Fund Guaranteed)

   4.625%, 8/15/2022                                                                          3,745,000                3,023,301

Irving Independent School District
   (Permanent School Fund Guaranteed)

   5%, 5/15/2021                                                                              1,800,000                1,568,430

Lamar Consolidated Independent School District
   (Permanent School Fund Guaranteed)

   5%, 2/15/2017                                                                              1,500,000                1,348,320

Mesquite Health Facilities Development
   (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,363,590

Northside Independent School District
   (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,259,400

Spring Independent School District
   (Permanent School Fund Guaranteed)                                                                 .

   4.50%, 8/15/2020                                                                           1,365,000                1,094,621

VIRGINIA--1.4%

Virginia Beach Development Authority,
  Health Care Facilities Revenue

   (Sentara Health System) 4.75%, 11/1/2021                                                   2,000,000                1,616,860

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Virginia Housing Development Authority
  (Commonwealth Mortgage)

   5.25%, 7/1/2023                                                                            1,500,000                1,320,270

WASHINGTON--.7%

Seatac Local Option Transportation, Tax Revenue:

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                  48,017

Tacoma, Conservation Systems Project Revenue
   (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000               1,048,460

Washington, Public Power Supply System,
   (Nuclear Project No. 2) Revenue

   6.25%, 7/1/2012                                                                              315,000                 324,900

WEST VIRGINIA--.5%

Pleasants County, PCR (West Penn Power Co.)
   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000               1,027,570

WYOMING--.1%

Sweetwater County, SWDR (FMC Corp. Project)
   7%, 6/1/2024                                                                                 200,000                  200,450

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $212,788,026)                                                            197,666,551
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.3%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

Stevenson Industrial Development Board, EIR, VRDN
  (Mead Corp. Project)

   3.90% (LOC; Bank Austria AG)                                                               1,900,000  (b)           1,900,000

INDIANA--1.4%

Indianapolis, RRR, VRDN (Ogden Martin Systems)

   3.90% (LOC; Westdeutsche Landesbank Girozentrale)                                          2,000,000  (b)           2,000,000

Princeton, PCR, VRDN (PSI Energy Inc. Project)

   3.80% (LOC; Morgan Guaranty and Trust )                                                    1,000,000  (b)           1,000,000

LOUISIANA--1.0%

Plaquemines Parish, Environmental Revenue, VRDN
   (BP Exploration and Oil) 3.95%                                                             2,100,000  (b)           2,100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $7,000,000)                                                               7,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $219,788,026)                                                             97.6%              204,666,551

CASH AND RECEIVABLES (NET)                                                                         2.4%                5,068,687

NET ASSETS                                                                                       100.0%              209,735,238



Summary of Abbreviations

AMBAC             American Municipal Bond                               LOC          Letter of Credit
                    Assurance Corporation                               LR           Lease Revenue
CMAC              Capital Market Assurance Corporation                  MBIA         Municipal Bond Investors
COP               Certificate of Participation                                          Assurance Insurance Corporation
EIR               Environment Improvement Revenue                       MFHR         Multi-Family Housing Revenue
FGIC              Federal Guaranty                                      PCR          Pollution Control Revenue
                    Investment Company                                  RRR          Resources Recovery Revenue
FSA               Financial Security Assurance                          SFHR         Single Family Housing Revenue
GO                General Obligation                                    SFMR         Single Family Mortgage Revenue
HR                Hospital Revenue                                      SWDR         Solid Waste Disposal Revenue
IDR               Industrial Development Revenue                        VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              59.4
AA                               Aa                              AA                                               19.6
A                                A                               A                                                 2.8
BBB                              Baa                             BBB                                              12.1
F1                               MIG1/P1                         SP1/A1                                            3.4
Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     2.7

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           219,788,026   204,666,551

Cash                                                                  1,326,396

Interest receivable                                                   3,044,431

Receivable for investment securities sold                               743,573

Prepaid expenses                                                         20,715

                                                                    209,801,666
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            43,690

Payable for shares of Common Stock redeemed                                  10

Accrued expenses                                                         22,728

                                                                         66,428
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      209,735,238
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     229,608,412

Accumulated net realized gain (loss) on investments                 (4,751,699)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                          (15,121,475)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     209,735,238
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      16,841,504

NET ASSET VALUE, offering and redemption price per share ($)              12.45

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,522,983

EXPENSES:

Management fee--Note 3(a)                                              687,621

Shareholder servicing costs--Note 3(b)                                 126,413

Registration fees                                                       17,733

Professional fees                                                       15,190

Custodian fees                                                          14,348

Prospectus and shareholders' reports                                    10,717

Directors' fees and expenses--Note 3(c)                                  2,781

Loan commitment fees--Note 2                                             1,439

Miscellaneous                                                           10,293

TOTAL EXPENSES                                                         886,535

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (369,381)

NET EXPENSES                                                           517,154

INVESTMENT INCOME--NET                                               6,005,829
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,518,256)

Net unrealized appreciation (depreciation) on investments          (6,590,674)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (10,108,930)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,103,101)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended

                                               (Unaudited)     August 31, 1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          6,005,829           10,931,567

Net realized gain (loss) on investments       (3,518,256)            (314,074)

Net unrealized appreciation (depreciation)
   on investments                             (6,590,674)         (16,411,327)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (4,103,101)           (5,793,834)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (6,005,829)         (10,931,567)

Net realized gain on investments                  (3,776)          (2,472,375)

TOTAL DIVIDENDS                               (6,009,605)         (13,403,942)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  42,877,433         150,648,882

Dividends reinvested                            3,921,228           9,582,880

Cost of shares redeemed                      (73,811,334)         (84,130,784)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (27,012,673)          76,100,978

TOTAL INCREASE (DECREASE) IN NET ASSETS      (37,125,379)          56,903,202
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           246,860,617         189,957,415

END OF PERIOD                                 209,735,238         246,860,617
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,411,029          10,921,658

Shares issued for dividends reinvested            312,608             698,197

Shares redeemed                               (5,899,948)          (6,160,143)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,176,311)           5,459,712

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                         February 29, 2000                                Year Ended August 31,
                                                                    ----------------------------------------------------------------
                                               (Unaudited)          1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.98         14.01        13.60         13.03          13.01         12.76

Investment Operations:

Investment income--net                                 .33           .66          .69           .74            .73           .76

Net realized and unrealized

   gain (loss) on investments                         (.53)         (.86)         .60           .66            .06           .25

Total from Investment
   Operations                                         (.20)         (.20)        1.29          1.40            .79          1.01

Distributions:

Dividends from investment
   income--net                                       (.33)         (.66)         (.69)          (.74)         (.72)         (.76)

Dividends from net realized
   gain on investments                               (.00)(a)      (.17)         (.19)          (.09)         (.05)           --

Total Distributions                                  (.33)         (.83)         (.88)          (.83)         (.77)         (.76)

Net asset value, end of period                       12.45        12.98         14.01          13.60          13.03         13.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (3.09)(b)    (1.63)         9.78          11.03           6.17          8.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .45(b)        .45          .45             .26            .39           .20

Ratio of net investment income
   to average net assets                             5.23(b)       4.79         4.97            5.50           5.52          5.99

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .32(b)        .31           .36             .58            .52           .77

Portfolio Turnover Rate                            38.77(c)      87.54         43.39          101.27          59.23         58.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     209,735     246,861       189,957        114,268          56,449        42,913

(A) AMOUNT REPRESENTS LESS THAN $.01.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio" ) is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair
value    as    determined    by    the    Service,

based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,430 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended February 29, 2000, the portfolio did not borrow under the Facility

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $369,381 during the period ended February 29, 2000.

(B) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the portfolio was charged $85,918 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 29, 2000, the portfolio was charged $26,764 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $86,212,610 and $119,104,900, respectively.

At February 29, 2000, accumulated net unrealized depreciation on investments was
$15,121,475,   consisting   of   $444,870   gross  unrealized  appreciation  and
$15,566,345 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 19, 2000, the Board approved the termination of the portfolio's Distribution Agreement with Premier Mutual Fund Services Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                       The Portfolio

                                                           For More Information

                        Dreyfus BASIC Municipal Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                            Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                            Transfer Agent &
                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   125SA002